Novanta to acquire Motion Solutions November 14, 2023 announcement NASDAQ: NOVT Exhibit 99.2

Safe Harbor Statement 2 Certain statements in this presentation, including those related to the Motion Solutions acquisition, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties which may cause results to differ materially from those set forth in this presentation.  All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions.    These forward-looking statements include, but are not limited to, statements regarding the ability of the parties to consummate the proposed transaction in the first quarter of 2024 or at all; the ability of the parties to satisfy the conditions precedent to consummation of the proposed transaction, including the ability to secure the applicable regulatory approvals on the terms expected, at all or in a timely manner; the Company’s ability to successfully integrate Motion Solutions, and ability to implement its plans, forecasts and other expectations with respect to Motion Solutions’ business after the completion of the acquisition and realize expected synergies; the effect of the announcement of the proposed transaction on the ability of Motion Solutions to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally;  risks associated with the disruption of Motion Solutions’ management's attention from ongoing business operations due to the proposed transaction; significant costs associated with the proposed transaction;  sources of funding for the Motion Solutions acquisition; our expectation that Motion Solutions expands Novanta’s position in medical and life science markets, such as spatial biology, genomics, proteomics, medical robotics, and lab automation; our expectation that the Motion Solutions acquisition will create stronger partnerships with the Company’s original equipment manufacturer customers to help the Company accelerate its strategic goals with an ability to cross sell to mutual customers; Motion Solutions’ expected 2023 revenues; the acquisition’s expected return on investment capital and impact on the Company’s gross margin; the Company’s expectation that the Motion Solutions acquisition will be accretive to its revenue growth; and other statements that are not historical facts.   Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as updated by our Quarterly Report on Form 10-Q for the quarterly period ended September 29, 2023 and other subsequent filings with the Securities and Exchange Commission ("SEC").   Actual results, events and performance may differ materially from those anticipated in these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. Please also see “Safe Harbor and Forward-Looking Information” in the Company’s most recent Form 8-K filed with the SEC regarding this proposed acquisition for more information. The Company neither updates nor confirms any guidance regarding the future operating results of the Company which may have been given prior to this presentation and disclaims any obligation to publicly update or revise any information included in this release or any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Motion Solutions Profile ~$85M Annual Sales 8% to 10% CAGR ~65% Medical / Life Sciences >110 Employees Trusted engineering partner to market-leading OEMs in medical, life sciences, and advanced industrial applications.

MOTION SOLUTIONS OVERVIEW Trusted engineering partner to market-leading OEMs in medical, life sciences, and advanced industrial applications. Designs and manufactures high-precision, customized subsystems and components Proprietary competences in precision motion and advanced motion subsystem control and automation solutions. Deal rationale Confidential and Proprietary Deepens presence into secular growth precision medicine applications Offers new intelligent subsystems through combined Novanta and Motion Solution capabilities Strong business model and culture fit Great team Transaction offers attractive returns

Key Customer Growth and Channel Expansion Synergistic with existing Novanta customer base Opens new opportunities to expand into leading precision medicine OEM customers Improves Precision Medicine competency of Novanta's salesforce Outstanding Strategic Fit Deepens Presence in Precision Medicine New subsystem solution capability, targeting life sciences, spatial biology, proteomics, single cell and DNA applications Increases opportunity to design into long-cycle, sticky applications with secular and structural long-term growth Increases Novanta’s Subsystem Capability and Exposure Increases proprietary IP around intelligent precision motion subsystems Adds deep Precision Medicine and Precision Manufacturing application knowledge Increases Value of Novanta’s Solutions Offering Designed into OEM systems on a sole source basis Offer new solutions through combined Novanta and Motion Solution capabilities

Strong Presence in Medical and Life Science Intelligent Motion Subsystems are Critical for sample positioning and alignment in Medical and Life Science Applications Deep, long-term OEM customer partnerships enabled by strong engineer-to-engineer relationships History of quality and reliability leading to higher, stickier content with OEM next-gen systems Strong long-term partnership with leading OEM customers

Attractive Secular Growth Profile Motion Solutions serves large, attractive markets with strong, durable tailwinds Motion solutions: 8% to 10% CAGR accretive to Novanta’s long-term growth profile Proteomics Genomics Spatial Biology Automation Life sciences HSD to LDD market growth outlook Transform disease research (e.g. oncology), drug discovery, and clinical development Medical Devices MSD to HSD market growth outlook Penetration of robotic surgery and automated medical equipment Automation HSD to LDD market growth outlook Complexity of manufacturing and lab processes

Expands Solutions Offering for Attractive Customer Base Increasing content and breadth of Novanta’s intelligent solutions in high growth applications Expands intelligent subsystem solutions into high-growth Precision Medicine, Medical, and Precision Manufacturing applications Strong synergy with existing Novanta customer base and new relationships in long design in cycle customers in Precision Medicine Complementary capabilities with potential for integration into intelligent subsystems/modules Precision Motion (sample movement and alignment) Current technology offerings (light engine subsystems, position sensors, drives, motors, machine vision, RFID) +

Adds New Talent and Capabilities ~110 employees, including significant engineering competencies +300 years of aggregate design experience in engineering team Close collaboration with customer R&D and engineering teams Market reputation for electromechanical expertise, with active presence in industry forums Headquartered in Irvine, California, with new cutting-edge facility  Located in close proximity to large Life Science and Medical customer base Large clean room capacity, dedicated R&D labs Rapid prototyping capabilities Large-assembly capabilities CAPABILITIES FACILITY

Financial Highlights Upfront Purchase Price $189M Annual Sales ~$85M ROIC +10% by Year 3 Revenue growth rate accretive Adj. Gross Margin % dilutive Year 1 Adj. EBITDA Multiple ~12x FINANCIAL PROFILE Expected to close in 1Q24, financed through credit facility @ 6.6% cost of debt

Thank You

Advanced Motion Subsystems Customized Solutions, Precision Stages, Piezo Stages Precision motion Components Controls, Drives, Motors, Gearheads, Sensors, Safety Motion Solutions Product Offerings